UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-05415
Morgan Stanley Global Infrastructure Fund
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York 10036
(Address of principal executive offices)	(Zip code)
Arthur Lev
522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-296-6990
Date of fiscal year end: December 31, 2011
Date of reporting period: June 30, 2011

Item 1 — Report to Shareholders

INVESTMENT MANAGEMENT

Welcome, Shareholder:

In this report, you’ll learn about how your investment in Morgan Stanley Global Infrastructure Fund performed during the semiannual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Fund’s financial statements and a list of Fund investments.

This material must be preceded or accompanied by a prospectus for the fund being offered.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund’s shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

Fund Report (unaudited)

For the six months ended June 30, 2011

Total Return for the 6 Months Ended June 30, 2011

Dow
Jones
					Brookfield	S&P
					Global	Global
					Infrastructure	BMI
Class A	Class B	Class C	Class I	Class Q	Index[1]	Index[2]
12.24%	11.85%	11.96%	12.30%	12.21%	11.84%	4.96%

The performance of the Fund’s five share classes varies because each has different expenses. The Fund’s total returns assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. See Performance Summary for standardized performance and benchmark information.

Market Conditions

Infrastructure shares appreciated 11.84% during the first half of 2011, as measured by the Dow Jones Brookfield Global Infrastructure Index (the “Index”). Among the major infrastructure sectors, the European regulated utilities, pipeline, and gas midstream sectors exhibited relative outperformance, while the communications, gas distribution utilities, and transmission and distribution sectors underperformed the Index.

The first six months of 2011 were characterized by considerable macroeconomic uncertainty, equity market volatility, and investor tendency towards risk aversion. In the U.S., despite some encouraging economic signs in the first quarter and the beginning of the second quarter, investors became increasingly concerned over the sustainability of economic growth without a further accommodative monetary policy by the Federal Reserve. Furthermore, persistent weakness in the labor markets added to the unease. In Europe, concern over the weak fiscal condition of certain European Union member states — with a primary focus on Greece — continued to unsettle the markets. In Asia, investors focused on events in Japan and China, as they attempted to assess the longer-term impact of the Eastern Japan Great Earthquake and the Chinese central government’s ability to control inflation while avoiding a significant slowdown in the Chinese economy.

Despite these macroeconomic challenges, the fundamentals and share price performance of infrastructure companies over the first six months of 2011 turned out to be quite resilient. This is most acutely observed in the European regulated utilities sector, where concerns over regulatory risk and the potential negative impact of higher debt interest costs resulting from the sovereign debt crisis have been largely overdone (at least to date). In fact, longer-term capital plans for the majority of the European regulated utilities have remained quite stable throughout the European debt crisis.

Aside from European regulated utilities, another bright spot within infrastructure for the first half of 2011 was energy infrastructure, where fundamentals in the U.S. and Canada continue to be quite strong and show little sign of letting up. During the first six months of 2011, a number of pipeline and gas midstream companies announced new projects or expansions of existing infrastructure to facilitate the gathering, processing, and transportation of natural gas and natural gas liquids, primarily in shale formations in the U.S. and western Canada. In particular, natural gas liquids take-away capacity remains insufficient in some markets, and companies have been aggressive in bidding for opportunities to meet this need.

Among the sectors that underperformed for the first six months of 2011, we attribute underperformance in the communications sector to the perceived negative impact of a proposed merger of two large wireless carriers on wireless tower company cash flows. Within gas distribution utilities, we attribute underperformance primarily to negative sentiment and perceived regulatory risk relating to the Hong Kong-listed Chinese gas distribution utilities.

Performance Analysis

All share classes of Morgan Stanley Global Infrastructure Fund outperformed the Dow Jones Brookfield Global Infrastructure Index (the “Index”) and the S&P Global BMI Index for the six months ended June 30, 2011, assuming no deduction of applicable sales charges.

Fund outperformance for the first half of 2011 was primarily driven by bottom-up stock selection, with neutral or favorable stock selection in all the infrastructure sectors except for gas distribution utilities and European regulated utilities. This positive bottom-up stock selection was only partially offset by negative top-down positioning, where our overweight to the communications sector and underweight to European regulated utilities detracted from performance.

In terms of portfolio positioning, we began the first part of 2011 with a large overweight in the toll road sector, more modest overweights in the diversified and gas midstream sectors, and a significant underweight to the gas distribution utilities sector. As many of our investments in the toll road, diversified, and gas midstream sectors have played out in the first six months of the year, we have reduced positions in these sectors accordingly. Moreover, as companies in the gas distribution utilities sector have exhibited underperformance over the first six months of 2011 — with much of the underperformance coming from Hong Kong-listed Chinese gas distribution companies — we have increased the portfolio’s weight to this sector considerably. Overall, our research currently leads us to an overweighting in the Fund (amongst the largest sectors) to a group of companies in the gas distribution, communications, and pipeline companies sectors, and an underweighting to companies in the European regulated utilities, gas midstream, and transmission and distribution sectors. The portfolio’s underweight positions primarily reflect caution on near-term valuation.

We remain committed to our core investment philosophy as an infrastructure value investor. As value-oriented, bottom-up driven investors, our investment perspective is that over the medium and long terms, the key factor in determining the performance of infrastructure securities will be underlying infrastructure asset values. Given the large and growing private infrastructure market, we believe that there are limits as to the level of premium or discount at which the public sector should trade relative to its underlying private infrastructure value. These limits can be viewed as the point at which the arbitrage opportunity between owning infrastructure in the private versus public markets becomes compelling. In aiming to achieve core infrastructure exposure in a cost effective manner, we invest in equity securities of publicly listed infrastructure companies we believe offer the best value relative to their underlying assets and growth prospects.

As we look to the second half of the year, we continue to be most positive on infrastructure companies in Asia, where valuations appear to be quite attractive. Stocks are trading at significant discounts to intrinsic value, and growth — despite some concerns over the possibility of a significant slowdown in the Chinese economy — continues to be robust. We also remain positive on energy infrastructure, particularly within the pipeline and gas midstream space in the United States and Canada, as the extraction of shale gas and crude oil continues at a very resilient pace.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

TOP 10 HOLDINGS as of 06/30/11
National Grid PLC	9.5%
TransCanada Corp.	8.4
American Tower Corp.	5.3
Enbridge, Inc.	5.3
Beijing Enterprises Holdings Ltd.	5.1
Spectra Energy Corp.	5.0
Crown Castle International Corp.	3.8
CenterPoint Energy, Inc.	3.6
SES SA	3.6
ITC Holdings Corp.	2.9

TOP FIVE COUNTRIES as of 06/30/11
United States	37.8%
Canada	14.5
United Kingdom	12.5
China	12.3
France	4.5

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned above. Top 10 holdings and top five countries are as a percentage of net assets. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Investment Strategy

The Fund will normally invest at least 80 percent of its assets in equity securities issued by companies located throughout the world that are engaged in the infrastructure business. A company will be considered to be in the infrastructure business if it derives at least 50 percent of its revenues or earnings from, or devotes at least 50 percent of its assets to, infrastructure-related activities. Infrastructure refers to the systems and networks of energy, transportation, communication and other services required for the normal function of society. The Fund may invest up to 100 percent of its net assets in foreign securities, which may include emerging market securities. Under normal market conditions, the Fund invests at least 40 percent of its assets in the securities of issuers located outside of the United States. The Fund’s equity investments may include convertible securities.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s web site, http://www.sec.gov. You may also review and copy them at the SEC’s public reference room in Washington, DC. Information on the operation of the SEC’s public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-1520.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 869-NEWS or by visiting the Mutual Fund Center on our web site at www.morganstanley.com. It is also available on the SEC’s web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting the Mutual Fund Center on our web site at www.morganstanley.com. This information is also available on the SEC’s web site at http://www.sec.gov.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 869-NEWS, 8:00 a.m. to 8:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Performance Summary

Average Annual Total Returns — Period Ended June 30, 2011 (unaudited)

	Class A Shares	*	Class B Shares	**	Class C Shares	†	Class I Shares	††	Class Q Shares	†††
	(since 07/28/97)		(since 04/29/88)		(since 07/28/97)		(since 07/28/97)		(since 04/29/88)
Symbol	UTLAX		UTLBX		UTLCX		UTLDX		UTLQX
1 Year	36.80%[3]		35.70%[3]		35.94%[3]		37.11%[3]		36.82%[3]
	29.57	[4]	30.70	[4]	34.94	[4]	—		31.82	[4]

5 Years	5.29	[3]	4.58	[3]	4.56	[3]	5.55	[3]	5.33	[3]
	4.16	[4]	4.42	[4]	4.56	[4]	—		5.17	[4]
10 Years	4.42	[3]	4.07	[3]	3.67	[3]	4.68	[3]	4.30	[3]
	3.86	[4]	4.07	[4]	3.67	[4]	—		4.30	[4]

Since Inception	6.43	[3]	7.87	[3]	5.65	[3]	6.69	[3]	7.88	[3]
	6.02	[4]	7.87	[4]	5.65	[4]	—		7.88	[4]
Gross Expense Ratio	1.18		1.93		1.93		0.93		1.17

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please visit www.morganstanley.com/im or speak with your Financial Advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class A, Class B, Class C, Class I, and Class Q shares will vary due to differences in sales charges and expenses. See the Fund’s current prospectus for complete details on fees and sales charges. Expenses are as of each Fund’s fiscal year end as outlined in the Fund’s current prospectus.

Keep in mind that high, double-digit and/or triple-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

*	The maximum front-end sales charge for Class A is 5.25%.
**	The maximum contingent deferred sales charge (“CDSC”) for Class B is 5.0%. The CDSC declines to 0% after six years. Effective April 2005, Class B shares will generally convert to Class A shares approximately eight years after the end of the calendar month in which the shares were purchased. Performance for periods greater than eight years reflects this conversion beginning December 31, 2006. Prior to December 31, 2006, the conversion feature was suspended because the annual total operating expense ratio of Class B was lower than that of Class A.
†	The maximum contingent deferred sales charge for Class C is 1.0% for shares redeemed within one year of purchase.
††	Class I has no sales charge.
†††	The maximum contingent deferred sales charge (“CDSC”) for Class Q is 5.0%. The CDSC declines to 0% after six years. Class B commenced operations on April 29, 1988. On December 8, 2006, all then-existing Class B shares of the Fund (Pre-Conversion Class B) were converted into Class Q shares. Because the Pre-Conversion Class B shares were subject to the same level of fees and expenses applied to Class B shares, historical performance information prior to conversion date has been restated for Class Q shares to reflect this information. Performance information for Class B shares prior to December 8, 2006 reflects the performance of the Pre-Conversion Class B shares.
(1)	The Dow Jones Brookfield Global Infrastructure Indexsm is a float-adjusted market capitalization weighted index that measures the stock performance of companies that exhibit strong infrastructure characteristics. The index intends to measure all sectors of the infrastructure market. The Index was first published in July 2008, however, back-tested hypothetical performance information is available for this Index since December 31, 2002. Returns are calculated using the return data of the S&P Global BMI Index through December 31, 2002 and the return data of the Dow Jones Brookfield Global Infrastructure Index for periods thereafter. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.
(2)	The Standard & Poor’s Global BMI Index (S&P Global BMI Index) is a broad market index designed to capture exposure to equities in all countries in the world that meet minimum size and liquidity requirements. As of the date of this Report, there are approximately 10,000 index members representing 26 developed and 19 emerging market countries. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.
(3)	Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.
(4)	Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund’s current prospectus for complete details on fees and sales charges.

Expense Example (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including advisory fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 01/01/11 – 06/30/11.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period@
	Account Value	Account Value	01/01/11 –
	01/01/11	06/30/11	06/30/11
Class A
Actual (12.24% return)	$1,000.00	$1,122.40	$6.05
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.09	$5.76
Class B
Actual (11.85% return)	$1,000.00	$1,118.50	$9.98
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.37	$9.49
Class C
Actual (11.96% return)	$1,000.00	$1,119.60	$7.88
Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.36	$7.50
Class I
Actual (12.30% return)	$1,000.00	$1,123.00	$4.74
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.33	$4.51
Class Q
Actual (12.21% return)	$1,000.00	$1,122.10	$6.00
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.14	$5.71

@	Expenses are equal to the Fund’s annualized expense ratios of 1.15%, 1.90%, 1.50%, 0.90%, and 1.14% for Class A, Class B, Class C, Class I, and Class Q shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board reviewed similar information and factors regarding the Sub-Advisers (as defined herein), to the extent applicable. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund’s Administrator (as defined herein) under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Investment Adviser’s expense. (The Investment Adviser, Sub-Advisers and Administrator together are referred to as the “Adviser” and the advisory, sub-advisory and administration agreements together are referred to as the “Management Agreement.”) The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. (“Lipper”).

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Fund. The Board determined that the Adviser’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund’s performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2010, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund’s performance was below its peer group average for the one-, three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the “management fee”) for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Fund’s total expense ratio. The Board noted that the Fund’s management fee and total expense ratio were lower than its peer group average. After discussion, the Board concluded that the Fund’s management fee and total expense ratio were competitive with its peer group average, and that the Fund’s performance was acceptable.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund’s total expense ratio and particularly the Fund’s management fee rate, which includes breakpoints. In conjunction with its review of the Adviser’s profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser’s expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, “float” benefits derived from handling of checks for purchases and sales, research received by the Adviser generated from commission dollars spent on funds’ portfolio trading and fees for distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of the Adviser’s costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund’s operations and the Board’s confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund’s Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund’s business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

Morgan Stanley Global Infrastructure Fund
Portfolio of Investments - June 30, 2011 (unaudited)

NUMBER OF
SHARES		VALUE
	Common Stocks (97.0%)

	Australia (4.3%)
	Airports
1,364,079	MAp Group (Stapled Securities) (a)	$4,905,598

	Diversified
753,200	DUET Group (Stapled Securities) (a)(b)	1,375,535

	Oil & Gas Storage & Transportation
517,000	APA Group (Stapled Securities) (a)	2,259,353

	Toll Roads
1,131,800	Transurban Group (Stapled Securities) (a)	6,372,730

	Transmission & Distribution
903,894	Spark Infrastructure Group	1,252,256

	Total Australia	16,165,472

	Brazil (0.6%)
	Water
38,500	Cia de Saneamento Basico do Estado de Sao Paulo ADR	2,297,295

	Canada (14.5%)
	Oil & Gas Storage & Transportation
607,558	Enbridge, Inc.	19,755,320
713,323	TransCanada Corp.	31,322,753

		51,078,073

	Ports
49,930	Westshore Terminals Investment Corp. (Stapled Securities) (a)(b)	1,235,243

	Transmission & Distribution
52,520	Fortis, Inc.	1,761,649

	Total Canada	54,074,965

	China (12.3%)
	Oil & Gas Storage & Transportation
3,662,000	Beijing Enterprises Holdings Ltd. (c)	19,156,954
16,392,000	China Gas Holdings Ltd. (c)	6,618,800
2,613,000	ENN Energy Holdings Ltd. (c)	8,881,907
5,376,000	Sichuan Expressway Co. Ltd. (c)	2,778,651

		37,436,312

	Ports
1,158,469	China Merchants Holdings International Co., Ltd. (c)	4,497,662

	Toll Roads
4,498,322	Jiangsu Expressway Co., Ltd. H Shares (c)	4,174,507

	Total China	46,108,481

	France (4.5%)
	Communications
75,609	Eutelsat Communications SA	3,400,777
477,029	SES SA	13,382,212

	Total France	16,782,989

	Germany (0.3%)
	Airports
15,559	Fraport AG Frankfurt Airport Services Worldwide	1,251,065

	Hong Kong (2.6%)
	Oil & Gas Storage & Transportation
4,326,290	Hong Kong & China Gas Co., Ltd.	9,844,298

	Italy (3.7%)
	Oil & Gas Storage & Transportation
1,044,110	Snam Rete Gas SpA	6,181,150

	Toll Roads
321,019	Atlantia SpA	6,834,182

	Transmission & Distribution
179,100	Terna Rete Elettrica Nazionale SpA	832,262

	Total Italy	13,847,594

	Mexico (0.2%)
	Airports
15,300	Grupo Aeroportuario del Sureste SAB de CV ADR	901,782

See Notes to Financial Statements

Morgan Stanley Global Infrastructure Fund
Portfolio of Investments - June 30, 2011 (unaudited) continued

NUMBER OF
SHARES		VALUE

	Netherlands (1.2%)
	Oil & Gas Storage & Transportation
87,897	Koninklijke Vopak N.V.	$4,307,243

	Spain (3.7%)
	Diversified
105,965	Ferrovial SA	1,338,028

	Oil & Gas Storage & Transportation
35,936	Enagas SA	871,409

	Toll Roads
460,531	Abertis Infraestructuras SA	10,288,634

	Transmission & Distribution
22,546	Red Electrica Corp. SA	1,362,393

	Total Spain	13,860,464

	Switzerland (0.3%)
	Airports
2,568	Flughafen Zuerich AG	1,171,572

	United Kingdom (12.5%)
	Transmission & Distribution
3,601,800	National Grid PLC	35,444,253

	Water
321,500	Pennon Group PLC	3,601,773
169,700	Severn Trent PLC	4,006,724
373,400	United Utilities Group PLC	3,587,621

		11,196,118

	Total United Kingdom	46,640,371

	United States (36.3%)
	Communications
381,790	American Tower Corp. Class A (d)	19,979,071
344,770	Crown Castle International Corp. (d)	14,063,168
107,500	SBA Communications Corp. Class A (d)	4,105,425

		38,147,664

	Diversified
703,060	CenterPoint Energy, Inc.	13,604,211

	Oil & Gas Storage & Transportation
20,080	Atmos Energy Corp.	667,660
85,980	Enbridge Energy Management LLC (d)	2,656,782
39,571	Kinder Morgan Management LLC (d)	2,595,462
280,734	NiSource, Inc.	5,684,864
19,300	Northwest Natural Gas Co.	871,009
76,330	Oneok, Inc.	5,649,183
189,520	Sempra Energy	10,021,818
19,620	Southwest Gas Corp.	757,528
675,603	Spectra Energy Corp.	18,518,278

		47,422,584

	Transmission & Distribution
178,690	Consolidated Edison, Inc.	9,513,456
151,550	ITC Holdings Corp.	10,876,743
236,930	Northeast Utilities	8,332,828
87,230	NSTAR	4,010,835

		32,733,862

	Water
77,200	American Water Works Co., Inc.	2,273,540
59,440	Aqua America, Inc.	1,306,491

		3,580,031

	Total United States	135,488,352

	Total Common Stocks (Cost $300,709,613)	362,741,943

NUMBER OF
SHARES (000)

	Short-Term Investment (1.5%)
	Investment Company
5,673	Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class (See Note 5) (Cost $5,673,404)	5,673,404

Total Investments (Cost $306,383,017) (e)(f)	98.5%	368,415,347
Other Assets in Excess of Liabilities	1.5	5,424,744

Net Assets	100.0%	$373,840,091

See Notes to Financial Statements

Morgan Stanley Global Infrastructure Fund
Portfolio of Investments - June 30, 2011 (unaudited) continued

ADR	American Depositary Receipt.
(a)	Comprised of securities in separate entities that are traded as a single stapled security.
(b)	Consists of one or more classes of securities traded together as a unit; stocks with attached warrants.
(c)	Security trades on the Hong Kong exchange.
(d)	Non-income producing security.
(e)	The market value and percentage of net assets, $169,979,549 and 45.5%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note 1A within the Notes to the Financial Statements.
(f)	The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $65,115,168 and the aggregate gross unrealized depreciation is $3,082,838 resulting in net unrealized appreciation of $62,032,330.

Summary of Investments

		PERCENT OF
		TOTAL
INDUSTRY	VALUE	INVESTMENTS
Oil & Gas Storage & Transportation	$159,400,422	43.3%
Transmission & Distribution	73,386,675	19.9
Communications	54,930,653	14.9
Toll Roads	27,670,053	7.5
Water	17,073,444	4.6
Diversified	16,317,774	4.4
Airports	8,230,017	2.2
Ports	5,732,905	1.6
Investment Company	5,673,404	1.6

	$368,415,347	100.0%

See Notes to Financial Statements

Morgan Stanley Global Infrastructure Fund
Financial Statements

Statement of Assets and Liabilities
June 30, 2011 (unaudited)

Assets:
Investments in securities, at value (cost $300,709,613)	$362,741,943
Investment in affiliate, at value (cost $5,673,404)	5,673,404

Total investments in securities, at value (cost $306,383,017)	368,415,347

Foreign currency (cost of $595,022)	598,869
Receivable for:
Investments sold	5,732,953
Dividends	2,724,379
Foreign withholding taxes reclaimed	191,288
Shares of beneficial interest sold	13,125
Dividends from affiliate	367
Prepaid expenses and other assets	31,946

Total Assets	377,708,274

Liabilities:
Payable for:
Shares of beneficial interest redeemed	1,699,664
Investments purchased	1,517,348
Transfer agent fee	188,303
Investment advisory fee	173,021
Distribution fee	80,598
Administration fee	24,247
Accrued expenses and other payables	185,002

Total Liabilities	3,868,183

Net Assets	$373,840,091

Composition of Net Assets:
Paid-in-capital	$310,556,456
Net unrealized appreciation	62,037,966
Accumulated undistributed net investment income	4,529,432
Accumulated net realized loss	(3,283,763)

Net Assets	$373,840,091

Class A Shares:
Net Assets	$91,315,769
Shares Outstanding (unlimited shares authorized, $.01 par value)	12,763,398
Net Asset Value Per Share	$7.15

Maximum Offering Price Per Share, (net asset value plus 5.54% of net asset value)	$7.55

Class B Shares:
Net Assets	$4,269,976
Shares Outstanding (unlimited shares authorized, $.01 par value)	587,557
Net Asset Value Per Share	$7.27

Class C Shares:
Net Assets	$7,976,312
Shares Outstanding (unlimited shares authorized, $.01 par value)	1,105,841
Net Asset Value Per Share	$7.21

Class I Shares:
Net Assets	$1,916,979
Shares Outstanding (unlimited shares authorized, $.01 par value)	269,239
Net Asset Value Per Share	$7.12

Class Q Shares:
Net Assets	$268,361,055
Shares Outstanding (unlimited shares authorized, $.01 par value)	36,960,350
Net Asset Value Per Share	$7.26

See Notes to Financial Statements

Morgan Stanley Global Infrastructure Fund
Financial Statements continued

Statement of Operations
For the six months ended June 30, 2011 (unaudited)

Net Investment Income:
Income
Dividends (net of $566,344 foreign withholding tax)	$6,927,847
Dividends from affiliate	4,555
Interest	671

Total Income	6,933,073

Expenses
Investment advisory fee (Note 3)	1,052,723
Distribution fee (Class A shares) (Note 4)	111,672
Distribution fee (Class B shares) (Note 4)	25,663
Distribution fee (Class C shares) (Note 4)	23,248
Distribution fee (Class Q shares) (Note 4)	316,557
Transfer agent fees and expenses	234,356
Administration fee (Note 3)	147,714
Shareholder reports and notices	82,651
Professional fees	55,045
Custodian fees	30,766
Trustees’ fees and expenses	8,197
Other	47,687

Total Expenses	2,136,279
Less: rebate from Morgan Stanley affiliated cash sweep (Note 5)	(2,047)

Net Expenses	2,134,232

Net Investment Income	4,798,841

Realized and Unrealized Gain (Loss):
Realized Gain (Loss) on:
Investments	18,456,335
Foreign currency translation	120,926

Net Realized Gain	18,577,261

Change in Unrealized Appreciation/Depreciation on:
Investments	19,621,293
Foreign currency translation	(15,015)

Net Change in Unrealized Appreciation/Depreciation	19,606,278

Net Gain	38,183,539

Net Increase	$42,982,380

See Notes to Financial Statements

Morgan Stanley Global Infrastructure Fund
Financial Statements continued

Statements of Changes in Net Assets

	FOR THE SIX	FOR THE
	MONTHS ENDED	YEAR ENDED
	JUNE 30, 2011	DECEMBER 31, 2010
	(unaudited)

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$4,798,841	$9,096,871
Net realized gain	18,577,261	29,462,307
Net change in unrealized appreciation/depreciation	19,606,278	(16,458,307)

Net Increase	42,982,380	22,100,871

Dividends to Shareholders from Net Investment Income
Class A shares	—	(2,870,955)
Class B shares	—	(133,806)
Class C shares	—	(181,448)
Class I shares	—	(133,868)
Class Q shares	—	(8,252,709)

Total Dividends	—	(11,572,786)

Net decrease from transactions in shares of beneficial interest	(35,497,096)	(68,334,938)

Net Increase (Decrease)	7,485,284	(57,806,853)
Net Assets:
Beginning of period	366,354,807	424,161,660

End of Period
(Including accumulated undistributed net investment income of $4,529,432 and dividends in excess of net investment income of $269,409, respectively)	$373,840,091	$366,354,807

See Notes to Financial Statements

Morgan Stanley Global Infrastructure Fund
Notes to Financial Statements - June 30, 2011 (unaudited)

1. Organization and Accounting Policies
Morgan Stanley Global Infrastructure Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. The Fund’s investment objective is to seek both capital appreciation and current income. The Fund was organized as a Massachusetts business trust on December 8, 1987 and commenced operations on April 29, 1988. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class I shares. The Fund’s Class Q shares are closed to new investments (except dividend reinvestments). The five classes are substantially the same except, most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares, Class C shares and Class Q shares are subject to a contingent deferred sales charge imposed on shares redeemed within eighteen months, six years, one year and six years, respectively. Class I shares are not subject to a sales charge. Additionally, Class A shares, Class B shares, Class C shares and Class Q shares incur distribution expenses.

The following is a summary of significant accounting policies:

A. Valuation of Investments — (1) For equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day; (2) an equity portfolio security listed or traded on the New York Stock Exchange (“NYSE”) or American Stock Exchange or other domestic exchange is valued at its last sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and ask price; (3) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and ask price; (4) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and ask price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (5) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Advisors Inc. (the “Investment Adviser”) or Morgan Stanley Investment Management Limited or Morgan Stanley Investment Management Company (each, a “Sub-Adviser”), each a wholly owned subsidiary of Morgan Stanley, determines that the latest sale price, the bid price or the mean between the last reported bid and ask price do not reflect a security’s market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund’s Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted

Morgan Stanley Global Infrastructure Fund
Notes to Financial Statements - June 30, 2011 (unaudited) continued

to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Fund’s Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trustees of the Fund; (6) certain portfolio securities may be valued by an outside pricing service approved by the Fund’s Trustees; (7) investments in open-end mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (8) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost, which approximates fair value.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily as earned.

C. Multiple Class Allocations — Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and foreign currency exchange contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gains/losses on foreign currency exchange contracts and foreign currency translations. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities held.

E. Federal Income Tax Policy — It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. The Fund files tax returns with the U.S. Internal Revenue Service, New York State and New York City. The Fund recognizes the tax effects of a tax position taken or expected to be taken in a tax return only if it is more likely than not to be sustained based solely on its technical merits as of the reporting date. The more-likely-

Morgan Stanley Global Infrastructure Fund
Notes to Financial Statements - June 30, 2011 (unaudited) continued

than-not threshold must continue to be met in each reporting period to support continued recognition of the benefit. The difference between the tax benefit recognized in the financial statements for a tax position taken and the tax benefit claimed in the income tax return is referred to as an unrecognized tax benefit. There are no unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in “other expenses” in the Statement of Operations. Each of the tax years in the four-year period ended December 31, 2010 remains subject to examination by taxing authorities.

F. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

G. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

H. Indemnifications — The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
2. Fair Valuation Measurements
Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Morgan Stanley Global Infrastructure Fund
Notes to Financial Statements - June 30, 2011 (unaudited) continued

•	Level 3 — significant unobservable inputs including the Fund’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used as of June 30, 2011 in valuing the Fund’s investments carried at fair value:

		FAIR VALUE MEASUREMENTS AT JUNE 30, 2011 USING
		UNADJUSTED
		QUOTED PRICES IN	OTHER SIGNIFICANT	SIGNIFICANT
		ACTIVE MARKETS FOR	OBSERVABLE	UNOBSERVABLE
		IDENTICAL INVESTMENTS	INPUTS	INPUTS
INVESTMENT TYPE	TOTAL	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)

Common Stocks
Airports	$8,230,017	$901,782	$7,328,235	—
Communications	54,930,653	38,147,664	16,782,989	—
Diversified	16,317,774	13,604,211	2,713,563	—
Oil & Gas Storage & Transportation	159,400,422	98,500,657	60,899,765	—
Ports	5,732,905	1,235,243	4,497,662	—
Toll Roads	27,670,053	—	27,670,053	—
Transmission & Distribution	73,386,675	34,495,511	38,891,164	—
Water	17,073,444	5,877,326	11,196,118	—

Total Common Stocks	362,741,943	192,762,394	169,979,549	—

Short-Term Investment — Investment Company	5,673,404	5,673,404	—	—

Total	$368,415,347	$198,435,798	$169,979,549	—

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of June 30, 2011, securities with a total value of $163,360,749 transferred from Level 1 to Level 2. At June 30, 2011, the fair market value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

Morgan Stanley Global Infrastructure Fund
Notes to Financial Statements - June 30, 2011 (unaudited) continued

3. Investment Advisory/Administration and Sub-Advisory Agreements
Pursuant to an Investment Advisory Agreement, the Fund pays the Investment Adviser an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined at the close of each business day: 0.57% to the portion of the daily net assets not exceeding $500 million; 0.47% to the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; 0.445% to the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.42% to the portion of the daily net assets exceeding $1.5 billion but not exceeding $2.5 billion; 0.395% to the portion of the daily net assets exceeding $2.5 billion but not exceeding $3.5 billion; 0.37% to the portion of the daily net assets exceeding $3.5 billion but not exceeding $5 billion; and 0.345% to the portion of the daily net assets exceeding $5 billion.

Under the Sub-Advisory Agreement between the Investment Adviser and the Sub-Advisers, the Sub-Advisers provide the Fund with investment advisory services, subject to the overall supervision of the Investment Adviser and the Fund’s Officers and Trustees. The Investment Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Investment Adviser receives from the Fund.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the “Administrator”), an affiliate of the Investment Adviser and Sub-Adviser, the Fund pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% to the Fund’s daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company (“State Street”), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.
4. Plan of Distribution
Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the “Distributor”), an affiliate of the Investment Adviser, Administrator and Sub-Advisers. The Fund has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A – up to 0.25% of the average daily net assets of Class A shares; (ii) Class B – up to 1.00% of the average daily net assets of Class B shares; (iii) Class C – up to 1.00% of the average daily net assets of Class C shares; and (iv) Class Q – up to 0.26% of the average daily net assets of Class Q shares.

The Distributor has agreed to permanently cap the 12b-1 fee for the Class Q shares at 0.24% of the average daily net assets of Class Q. For the six months ended June 30, 2011, the distribution fee was accrued for Class Q shares at the annual rate of 0.24%.

In the case of Class B shares and Class Q shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future

Morgan Stanley Global Infrastructure Fund
Notes to Financial Statements - June 30, 2011 (unaudited) continued

distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares and Class Q shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $5,231,904 and $18,264, for Class B shares and Class Q shares respectively, at June 30, 2011.

For the six months ended June 30, 2011, the distribution fee was accrued for Class B at an annual rate of 1.00%.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.00% of the average daily net assets of Class A shares or Class C shares, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Smith Barney Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. For the six months ended June 30, 2011, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 0.60%, respectively.

The Distributor has informed the Fund that for the six months ended June 30, 2011, it received contingent deferred sales charges from certain redemptions of the Fund’s Class A shares, Class B shares, Class C shares and Class Q shares of $1, $2,638, $75 and $4,195, respectively and received $16,001 in front-end sales charges from sales of the Fund’s Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.
5. Security Transactions and Transactions with Affiliates
The cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the six months ended June 30, 2011 aggregated $67,475,654 and $100,971,151, respectively.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds Money Market Portfolio (the “Liquidity Funds”), an open-end management investment company managed by the Investment Adviser. Investment advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the six months ended June 30, 2011, advisory fees paid were reduced by $2,047 relating to the Fund’s investment in the Liquidity Funds.

Morgan Stanley Global Infrastructure Fund
Notes to Financial Statements - June 30, 2011 (unaudited) continued

A summary of the Fund’s transactions in shares of the Liquidity Funds during the six months ended June 30, 2011 is as follows:

VALUE	PURCHASES	SALES	DIVIDEND	VALUE
DECEMBER 31, 2010	AT COST	PROCEEDS	INCOME	JUNE 30, 2011
$6,682,468	$49,058,030	$50,067,094	$4,555	$5,673,404

For the six months ended June 30, 2011, the Fund incurred brokerage commissions of $2,129 with Morgan Stanley & Co., LLC, an affiliate of the Investment Adviser, Sub-Advisers, Administrator and Distributor, for portfolio transactions executed on behalf of the Fund.

For the six months ended June 30, 2011, the Fund incurred brokerage commissions of $29,298 with Citigroup, Inc. and its affiliated broker/dealers, which may be deemed affiliates of the Investment Adviser, Sub-Advisers, Administrator and Distributor under Section 17 of the Act, for portfolio transactions executed on behalf of the Fund.

Morgan Stanley Services Company Inc., an affiliate of the Investment Adviser, Sub-Advisers and Distributor, is the Fund’s transfer agent.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the six months ended June 30, 2011, included in “trustees’ fees and expenses” in the Statement of Operations amounted to $2,112. At June 30, 2011, the Fund had an accrued pension liability of $60,872, which is included in “accrued expenses and other payables” in the Statement of Assets and Liabilities.

The Fund has an unfunded Deferred Compensation Plan (the “Compensation Plan”), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

Morgan Stanley Global Infrastructure Fund
Notes to Financial Statements - June 30, 2011 (unaudited) continued

6. Federal Income Tax Status
The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

As of December 31, 2010, the Fund had temporary book/tax differences primarily attributable to post-October losses (capital losses incurred after October 31 within the taxable year which are deemed to arise on the first business day of the Fund’s next taxable year), capital loss deferrals on wash sales, foreign tax credit pass-through and the mark-to-market of passive foreign investment companies (“PFICs”)
7. Expense Offset
The Fund has entered into an arrangement with State Street (“Custodian”), whereby credits realized on uninvested cash balances were used to offset a portion of the Fund’s expenses. If applicable, these custodian credits are shown as “expense offset” in the Statement of Operations.
8. Accounting Pronouncement
In May 2011, FASB issued Accounting Standards Update (“ASU”) 2011-04. The amendments in this update are the results of the work of FASB and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements, which are effective during interim and annual periods beginning after December 15, 2011. Consequently, these amendments improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with U.S. GAAP and International Financial Reporting Standards.

Morgan Stanley Global Infrastructure Fund
Notes to Financial Statements - June 30, 2011 (unaudited) continued

9. Shares of Beneficial Interest
Transactions in shares of beneficial interest were as follows:

	FOR THE SIX		FOR THE YEAR
	MONTHS ENDED		ENDED
	JUNE 30, 2011		DECEMBER 31, 2010
	(unaudited)
	SHARES	AMOUNT	SHARES	AMOUNT
CLASS A SHARES
Sold	115,744	$780,407	682,621	$4,083,775
Conversion from Class B	190,202	1,319,614	66,560	404,507
Reinvestment of dividends	—	—	448,322	2,782,424
Redeemed	(1,519,636)	(10,274,477)	(3,839,766)	(23,095,550)

Net decrease – Class A	(1,213,690)	(8,174,456)	(2,642,263)	(15,824,844)

CLASS B SHARES
Sold	38,888	265,746	97,319	609,235
Conversion to Class A	(186,993)	(1,319,614)	(65,648)	(404,507)
Reinvestment of dividends	—	—	20,428	127,372
Redeemed	(128,859)	(888,412)	(652,339)	(3,969,084)

Net decrease – Class B	(276,964)	(1,942,280)	(600,240)	(3,636,984)

CLASS C SHARES
Sold	11,953	79,448	90,537	558,157
Reinvestment of dividends	—	—	28,866	178,851
Redeemed	(93,315)	(638,253)	(625,915)	(3,703,441)

Net decrease – Class C	(81,362)	(558,805)	(506,512)	(2,966,433)

CLASS I SHARES
Sold	135,127	903,457	242,384	1,414,742
Reinvestment of dividends	—	—	21,613	133,868
Redeemed	(491,328)	(3,314,527)	(120,308)	(722,297)

Net increase (decrease) – Class I	(356,201)	(2,411,070)	143,689	826,313

CLASS Q SHARES
Reinvestment of dividends	—	—	1,264,551	7,969,328
Redeemed	(3,247,002)	(22,410,485)	(8,954,795)	(54,702,318)

Net decrease – Class Q	(3,247,002)	(22,410,485)	(7,690,244)	(46,732,990)

Net decrease in Fund	(5,175,219)	$(35,497,096)	(11,295,570)	$(68,334,938)

The Board of Trustees of the Fund approved closing the Fund to new investors. Consequently, the Fund suspended the offering of its shares to new investors at the close of business on September 15, 2010.
10. Subsequent Event
Effective July 31, 2011, the Board of Trustees of the Fund has approved (i) changing the investment adviser of the Fund from Morgan Stanley Investment Advisors Inc. to Morgan Stanley Investment Management Inc., and (ii) changing the distributor of the Fund from Morgan Stanley Distributors Inc. to Morgan Stanley Distribution, Inc. In connection with this approval, there will be no change in the nature of the services currently provided to the Fund through its existing advisory and distribution relationships.

Morgan Stanley Global Infrastructure Fund
Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

	FOR THE SIX
	MONTHS ENDED		FOR THE YEAR ENDED DECEMBER 31,
	JUNE 30, 2011		2010		2009		2008		2007		2006
	(unaudited)
Class A Shares
Selected Per Share Data:
Net asset value, beginning of period	$6.37		$6.16		$5.46		$15.79		$14.81		$14.37

Income (loss) from investment operations:
Net investment income(1)	0.09		0.15		0.17		0.28		0.26		0.26
Net realized and unrealized gain (loss)	0.69		0.27		0.74		(5.68)		2.54		2.54

Total income (loss) from investment operations	0.78		0.42		0.91		(5.40)		2.80		2.80

Less dividends and distributions from:
Net investment income	—		(0.21)		(0.21)		(0.36)		(0.28)		(0.31)
Net realized gain	—		—		—		(4.57)		(1.54)		(2.05)

Total dividends and distributions	—		(0.21)		(0.21)		(4.93)		(1.82)		(2.36)

Net asset value, end of period	$7.15		$6.37		$6.16		$5.46		$15.79		$14.81

Total Return(2)	12.24	%(6)	6.84%		16.97%		(32.71)%		19.23%		20.22%
Ratios to Average Net Assets(3):
Total expenses	1.15	%(4)(7)	1.18	%(4)	1.22	%(4)	1.03	%(4)	1.01	%(4)	0.91%
Net investment income	2.60	%(4)(7)	2.44	%(4)	3.08	%(4)	2.07	%(4)	1.58	%(4)	1.43%
Rebate from Morgan Stanley affiliate	0.00	%(5)(7)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	—
Supplemental Data:
Net assets, end of period, in thousands	$91,316		$89,082		$102,344		$98,711		$211,167		$813,249
Portfolio turnover rate	18	%(6)	149%		382%		124%		9%		21%

(1)	The per share amounts were computed using an average number of shares outstanding during the period.
(2)	Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(3)	Reflects overall Fund ratios for investment income and non-class specific expenses.
(4)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate.”
(5)	Amount is less than 0.005%.
(6)	Not annualized.
(7)	Annualized.

See Notes to Financial Statements

Morgan Stanley Global Infrastructure Fund
Financial Highlights continued

	FOR THE SIX
	MONTHS ENDED		FOR THE YEAR ENDED DECEMBER 31,
	JUNE 30, 2011		2010		2009		2008		2007		2006
	(unaudited)
Class B Shares
Selected Per Share Data:
Net asset value, beginning of period	$6.50		$6.26		$5.54		$15.90		$14.90		$14.45

Income (loss) from investment operations:
Net investment income(1)	0.06		0.10		0.13		0.17		0.14		0.27
Net realized and unrealized gain (loss)	0.71		0.28		0.75		(5.71)		2.55		2.55

Total income (loss) from investment operations	0.77		0.38		0.88		(5.54)		2.69		2.82

Less dividends and distributions from:
Net investment income	—		(0.14)		(0.16)		(0.25)		(0.15)		(0.32)
Net realized gain	—		—		—		(4.57)		(1.54)		(2.05)

Total dividends and distributions	—		(0.14)		(0.16)		(4.82)		(1.69)		(2.37)

Net asset value, end of period	$7.27		$6.50		$6.26		$5.54		$15.90		$14.90

Total Return(2)	11.85	%(6)	6.21%		16.04%		(33.28)%		18.27%		20.28%
Ratios to Average Net Assets(3):
Total expenses	1.90	%(4)(7)	1.93	%(4)	1.97	%(4)	1.79	%(4)	1.76	%(4)	0.83%
Net investment income	1.85	%(4)(7)	1.69	%(4)	2.33	%(4)	1.31	%(4)	0.83	%(4)	1.51%
Rebate from Morgan Stanley affiliate	0.00	%(5)(7)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	—
Supplemental Data:
Net assets, end of period, in thousands	$4,270		$5,618		$9,174		$14,745		$57,622		$75,100
Portfolio turnover rate	18	%(6)	149%		382%		124%		9%		21%

(1)	The per share amounts were computed using an average number of shares outstanding during the period.
(2)	Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(3)	Reflects overall Fund ratios for investment income and non-class specific expenses.
(4)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate.”
(5)	Amount is less than 0.005%.
(6)	Not annualized.
(7)	Annualized.

See Notes to Financial Statements

Morgan Stanley Global Infrastructure Fund
Financial Highlights continued

	FOR THE SIX
	MONTHS ENDED		FOR THE YEAR ENDED DECEMBER 31,
	JUNE 30, 2011		2010		2009		2008		2007		2006
	(unaudited)
Class C Shares
Selected Per Share Data:
Net asset value, beginning of period	$6.44		$6.21		$5.51		$15.87		$14.88		$14.43

Income (loss) from investment operations:
Net investment income(1)	0.08		0.10		0.13		0.18		0.15		0.15
Net realized and unrealized gain (loss)	0.69		0.28		0.75		(5.71)		2.54		2.55

Total income (loss) from investment operations	0.77		0.38		0.88		(5.53)		2.69		2.70

Less dividends and distributions from:
Net investment income	—		(0.15)		(0.18)		(0.26)		(0.16)		(0.20)
Net realized gain	—		—		—		(4.57)		(1.54)		(2.05)

Total dividends and distributions	—		(0.15)		(0.18)		(4.83)		(1.70)		(2.25)

Net asset value, end of period	$7.21		$6.44		$6.21		$5.51		$15.87		$14.88

Total Return(2)	11.96	%(6)	6.17%		16.18%		(33.26)%		18.33%		19.36%
Ratios to Average Net Assets(3):
Total expenses	1.50	%(4)(7)	1.93	%(4)	1.97	%(4)	1.73	%(4)	1.70	%(4)	1.65%
Net investment income	2.25	%(4)(7)	1.69	%(4)	2.33	%(4)	1.37	%(4)	0.89	%(4)	0.69%
Rebate from Morgan Stanley affiliate	0.00	%(5)(7)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	—
Supplemental Data:
Net assets, end of period, in thousands	$7,976		$7,642		$10,517		$6,002		$14,016		$13,441
Portfolio turnover rate	18	%(6)	149%		382%		124%		9%		21%

(1)	The per share amounts were computed using an average number of shares outstanding during the period.
(2)	Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(3)	Reflects overall Fund ratios for investment income and non-class specific expenses.
(4)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate.”
(5)	Amount is less than 0.005%.
(6)	Not annualized.
(7)	Annualized.

See Notes to Financial Statements

Morgan Stanley Global Infrastructure Fund
Financial Highlights continued

	FOR THE SIX
	MONTHS ENDED		FOR THE YEAR ENDED DECEMBER 31,
	JUNE 30, 2011		2010		2009		2008		2007		2006
	(unaudited)

Class I Shares
Selected Per Share Data:
Net asset value, beginning of period	$6.34		$6.12		$5.43		$15.75		$14.79		$14.34

Income (loss) from investment operations:
Net investment income(1)	0.10		0.17		0.18		0.31		0.30		0.33
Net realized and unrealized gain (loss)	0.68		0.27		0.74		(5.68)		2.53		2.51

Total income (loss) from investment operations	0.78		0.44		0.92		(5.37)		2.83		2.84

Less dividends and distributions from:
Net investment income	—		(0.22)		(0.23)		(0.39)		(0.33)		(0.34)
Net realized gain	—		—		—		(4.57)		(1.54)		(2.05)

Total dividends and distributions	—		(0.22)		(0.23)		(4.96)		(1.87)		(2.39)

Redemption fees	—		—		—		0.01		—		—

Net asset value, end of period	$7.12		$6.34		$6.12		$5.43		$15.75		$14.79

Total Return(2)	12.30	%(6)	7.33%		17.14%		(32.54)%		19.44%		20.63%
Ratios to Average Net Assets(3):
Total expenses	0.90	%(4)(7)	0.93	%(4)	0.97	%(4)	0.79	%(4)	0.76	%(4)	0.66%
Net investment income	2.85	%(4)(7)	2.69	%(4)	3.33	%(4)	2.31	%(4)	1.83	%(4)	1.68%
Rebate from Morgan Stanley affiliate	0.00	%(5)(7)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	—
Supplemental Data:
Net assets, end of period, in thousands	$1,917		$3,963		$2,950		$2,076		$4,214		$7,119
Portfolio turnover rate	18	%(6)	149%		382%		124%		9%		21%

(1)	The per share amounts were computed using an average number of shares outstanding during the period.
(2)	Calculated based on the net asset value as of the last business day of the period.
(3)	Reflects overall Fund ratios for investment income and non-class specific expenses.
(4)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate.”
(5)	Amount is less than 0.005%.
(6)	Not annualized.
(7)	Annualized.

See Notes to Financial Statements

Morgan Stanley Global Infrastructure Fund
Financial Highlights continued

											FOR THE PERIOD
											DECEMBER 11,
											2006(1)
	FOR THE SIX										THROUGH
	MONTHS ENDED		FOR THE YEAR ENDED DECEMBER 31,								DECEMBER 31,
	JUNE 30, 2011		2010		2009		2008		2007		2006
	(unaudited)
Class Q Shares
Selected Per Share Data:
Net asset value, beginning of period	$6.47		$6.25		$5.53		$15.90		$14.91		$14.88

Income (loss) from investment operations:
Net investment income(2)	0.09		0.15		0.17		0.28		0.26		0.01
Net realized and unrealized gain (loss)	0.70		0.28		0.76		(5.72)		2.56		0.02

Total income (loss) from investment operations	0.79		0.43		0.93		(5.44)		2.82		0.03

Less dividends and distributions from:
Net investment income	—		(0.21)		(0.21)		(0.36)		(0.29)		—
Net realized gain	—		—		—		(4.57)		(1.54)		—

Total dividends and distributions	—		(0.21)		(0.21)		(4.93)		(1.83)		—

Net asset value, end of period	$7.26		$6.47		$6.25		$5.53		$15.90		$14.91

Total Return(3)	12.21	%(7)	6.91%		17.12%		(32.76)%		19.23%		0.20	%(7)
Ratios to Average Net Assets(4):
Total expenses	1.14	%(5)(8)	1.17	%(5)	1.21	%(5)	1.02	%(5)	0.98	%(5)	0.77	%(8)
Net investment income	2.61	%(5)(8)	2.45	%(5)	3.09	%(5)	2.08	%(5)	1.61	%(5)	1.57	%(8)
Rebate from Morgan Stanley affiliate	0.00	%(6)(8)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	—
Supplemental Data:
Net assets, end of period, in thousands	$268,361		$260,051		$299,176		$322,754		$753,274		$150,871
Portfolio turnover rate	18	%(7)	149%		382%		124%		9%		21	%(7)

(1)	Prior to December 11, 2006, all then-existing Class B shares of the Fund (Pre-Conversion Class B) were converted into Class Q shares. The Pre-Conversion Class B shares were subject to the same level of the fees and expenses applied to Class B shares.
(2)	The per share amounts were computed using an average number of shares outstanding during the period.
(3)	Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(4)	Reflects overall Fund ratios for investment income and non-class specific expenses.
(5)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate.”
(6)	Amount is less than 0.005%.
(7)	Not annualized.
(8)	Annualized.

See Notes to Financial Statements

Morgan Stanley Global Infrastructure Fund
Change in Independent Registered Public Accounting Firm (unaudited)

On June 7, 2011, Deloitte & Touche LLP were dismissed as Independent Registered Public Accounting Firm of the Fund.

The reports of Deloitte & Touche LLP on the financial statements of the Fund for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

In connection with its audits for the two most recent fiscal years, there have been no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused them to make reference thereto in their reports on the financial statements for such years.

On June 7, 2011, the Fund, with the approval of its Board of Trustees and its Audit Committee, engaged Ernst & Young LLP as its new Independent Registered Public Accounting Firm.

Morgan Stanley Global Infrastructure Fund
An Important Notice Concerning Our U.S. Privacy Policy (unaudited)

We are required by federal law to provide you with a copy of our privacy policy (“Policy”) annually.

This Policy applies to current and former individual clients of Morgan Stanley Distributors Inc., as well as current and former individual investors in Morgan Stanley mutual funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy
We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Morgan Stanley companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1.	What Personal Information Do We Collect About You?
To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources.

For example:

•	We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

Morgan Stanley Global Infrastructure Fund
An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2.	When Do We Disclose Personal Information We Collect About You?
To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

a. Information We Disclose to Our Affiliated Companies.  In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties.  We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3.	How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?
We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third

Morgan Stanley Global Infrastructure Fund
An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4.	How Can You Limit Our Sharing Of Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?
We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties (“eligibility information”). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies — such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5.	How Can You Limit the Use of Certain Personal Information About You by our Affiliated Companies for Marketing?
You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6.	How Can You Send Us an Opt-Out Instruction?
If you wish to limit our sharing of certain personal information about you with our affiliated companies for “eligibility purposes” and for our affiliated companies’ use in marketing products and services to you as described in this notice, you may do so by:

•	Calling us at (800) 869-6397
Monday–Friday between 8 a.m. and 6 p.m. (EST)

•	Writing to us at the following address: Morgan Stanley Privacy Department Harborside Financial Center 201 Plaza Two, 3rd Floor Jersey City, NJ 07311

Morgan Stanley Global Infrastructure Fund
An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Morgan Stanley or our affiliated companies’ products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

7.	What if an affiliated company becomes a nonaffiliated third party?
If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

Special Notice To Residents Of Vermont
This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

Morgan Stanley Global Infrastructure Fund
An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Morgan Stanley Privacy Department
Harborside Financial Center
201 Plaza Two, 3rd Floor
Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Special Notice To Residents Of California
The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

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Trustees

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid
Officers

Michael E. Nugent
Chairperson of the Board
Arthur Lev
President and Principal Executive Officer
Mary Ann Picciotto
Chief Compliance Officer
Stefanie V. Chang Yu
Vice President
Francis J. Smith
Treasurer and Principal Financial Officer
Mary E. Mullin
Secretary
Transfer Agent

Morgan Stanley Services Company, Inc.
P.O. Box 219886
Kansas City, Missouri 64121
Custodian

State Street Bank and Trust Company
One Lincoin Street
Boston, Massachusetts 02111
Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116
Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036
Counsel to the Independent Trustees

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036
Investment Adviser

Morgan Stanley Investment Advisors Inc.
522 Fifth Avenue
New York, New York 10036
Sub-Adviser

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Whart
London, E14 4QA England
Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square 049481 Singapore

The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors and accordingly they do not express an opinion thereon.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund’s Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Morgan Stanley Distributors Inc., member FINRA.

(c)  2011 Morgan Stanley

INVESTMENT MANAGEMENT
Morgan Stanley
Global Infrastructure Fund

Semiannual
Report

June 30, 2011

UTLFSAN
IU11-01751P-Y06/11

Item 2. Code of Ethics.
Not applicable for semiannual reports.
Item 3. Audit Committee Financial Expert.
Not applicable for semiannual reports.
Item 4. Principal Accountant Fees and Services
Not applicable for semiannual reports.
Item 5. Audit Committee of Listed Registrants.
Not applicable for semiannual reports.
Item 6.
(a) Refer to Item 1.
(b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable for semiannual reports.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Applicable only to reports filed by closed-end funds.
Item 9. Closed-End Fund Repurchases
Applicable to reports filed by closed-end funds.
Item 10. Submission of Matters to a Vote of Security Holders
Not applicable.

Item 11. Controls and Procedures
(a) The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.
(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits
(a) Code of Ethics — Not applicable for semiannual reports.
(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Morgan Stanley Global Infrastructure Fund
/s/ Arthur Lev
Arthur Lev
Principal Executive Officer
August 25, 2011
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
/s/ Arthur Lev
Arthur Lev
Principal Executive Officer
August 25, 2011
/s/ Francis Smith
Francis Smith
Principal Financial Officer
August 25, 2011

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